                        ANNUAL REPORT / DECEMBER 31 2000

                             AIM GLOBAL TRENDS FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                    VARIIERTE RECHTCKE BY WASSILY KANDINSKY

           CONSIDERED THE FOUNDER OF ABSTRACT ART, WASSILY KANDINSKY

         ACHIEVES A GEOMETRIC RHYTHM IN THIS PAINTING, TRANSLATED FROM

            GERMAN AS "VARIED RECTANGLES." ITS LINES AND FORMS EVOKE

              UNIVERSAL SYMBOLS OF GROWTH SUCH AS ROADS, GRIDS AND

         BRIDGES. ITS RIGHT ANGLES BRING A SENSE OF ORDER AND STRUCTURE

                              TO THE COMPOSITION.

                     -------------------------------------

AIM Global Trends Fund is for shareholders who seek long-term growth of capital.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Trends Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o During the fiscal year ended 12/31/00, the fund paid distributions of $1.1505 per Class A, Class B and Class C share.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index is a group of global securities traded on more than 50 markets in developed and emerging countries tracked by Morgan Stanley Capital International.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's 500 Index (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

        This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM GLOBAL TRENDS FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I
  [PHOTO OF         feel privileged to succeed Ted Bauer, who recently retired
  Robert H.         as AIM's chairman after a long, successful career in the
    Graham          investment industry. Ted has always shown the highest degree
 Chairman of        of integrity and commitment to excellence, and I have always
 the Board of       admired him greatly. I'm also proud to be part of the team
   THE FUND         that launched AIM almost 25 years ago. From the beginning,
APPEARS HERE]       AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.

Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.

What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.

The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registration Trademark--.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman



                             AIM GLOBAL TRENDS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

WORLD MARKETS STRUGGLE THROUGH VOLATILE 2000

HOW DID AIM GLOBAL TRENDS FUND PERFORM DURING THE FISCAL YEAR?
Markets around the world endured a difficult year in 2000, as did those in the United States, and the fund felt the effects of this struggle. For the 12 months ended December 31, 2000, the fund posted total returns of -7.90% for Class A shares, -8.30% for Class B shares and -8.37% for Class C shares. (These returns are at net asset value, which does not include sales charges.) Even so, the fund outperformed its benchmark, the MSCI World Index, which had a return of -13.18% for the same period.

WHAT WERE SOME KEY TRENDS IN THE U.S. STOCK MARKET?
A strong U.S. market rally during the initial months of 2000 gave way to a volatile, downward-trending market for the rest of the year. The market's upward climb was regularly halted and sent backwards as concerns about tech-stock valuations, rising interest rates and corporate earnings took hold. In late summer and early fall, rising oil prices, unrest in the Middle East and corporate earnings concerns combined to produce another steep market decline. A number of major corporations reported earnings disappointments in the fall, as rising oil prices and a weak euro cut into profit margins.
    Uncertainty about the outcome of the U.S. presidential election also roiled markets, and the December resolution of the election controversy failed to produce a sustained stock-market rally. By then, the U.S. Federal Reserve Board (the Fed) indicated that it might consider cutting interest rates in the wake of slower growth (gross domestic product growth declined from an annual rate of 5.6% in the second quarter of 2000 to 2.2% in the third).
    However, the Fed's bias shift was insufficient to counteract investors' concerns, and most key market indexes recorded losses for the year. As in many international markets, in the United States value stocks outperformed growth stocks and smaller companies outperformed large companies for the year.

HOW DID WORLD MARKETS FARE DURING THE FISCAL YEAR?
Europe entered 2000 filled with TMT (technology, media and telecommunications) euphoria. Like many of their world brethren, European equity markets were enjoying the rapid appreciation of Internet and wireless stocks. The party ended abruptly in March, however, as inflation fears, rising interest rates and incredibly high stock valuations sparked a worldwide tech sell-off.
    European markets were not immune to the volatility sparked by the Nasdaq's spring plunge. The global meltdown of TMT stocks caused most world markets to give back all their high-tech gains. By year-end, few European indexes were in the black.
    A series of inflationary concerns also contributed to European stock-market volatility. The euro fell to a record low in October and put upward pressure on inflation by increasing the price of imported goods and commodities, such as oil. Any European company that has to pay for dollar-denominated materials such as oil, minerals and metals is negatively affected by a lower euro.
    The Japanese stock market mirrored its U.S. counterpart in terms of volatility following the spring technology sell-off. The world's second-largest economy, Japan slipped back into recession in early 2000. However, there are signs that corporate Japan is beginning to take a more aggressive stance toward cost-cutting to bolster profits. Outside Japan, investment in Asia has weakened because of political turmoil in many countries and interest-rate concerns.

WHAT SECTORS/COUNTRIES CONTRIBUTED TO THE FUND'S PERFORMANCE?
Over the fiscal year, the fund's performance was largely driven by health care, energy, financials and technology. During the year we built significant weightings in health care and financials as these sectors' fundamentals and earnings improved, as well as adding to consumer-related products and services that people need regardless of market conditions. We greatly decreased our tech weighting as we strove to find solid growth prospects in that sector.
    The fund's shifts in regional or country allocation have been more a function of

                     -------------------------------------

                        EUROPEAN MARKETS WERE NOT IMMUNE

                        TO THE VOLATILITY SPARKED BY THE

                            NASDAQ'S SPRING PLUNGE.

                     -------------------------------------

                     -------------------------------------

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                        OTHER ACCOUNT OPTIONS" DROPDOWN

                          MENU AND SELECT "eDELIVERY."

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

stock selection than regional strategy. We did increase our weighting in Europe, however, to take advantage of a soft market and better valuations there, especially in financial and energy positions. Our weighting in Japan has decreased significantly since a year ago as the country continues to struggle to bring itself out of recession and solid investment opportunities remain scarce.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?
o DYNEGY: This company markets and trades electricity, natural gas, coal and other energy products in the United States, the United Kingdom and throughout continental Europe. Dynegy invests in power projects and has formed alliances with utility companies to sell energy in deregulated markets.
o NOVARTIS: The Swiss company's health-care operations account for 55% of its sales and include prescription drugs, contact lenses and ophthalmic medications. Novartis is one of the world's top five pharmaceutical firms.
o SANOFI-SYNTHELABO: Created by the merger of two French companies, Sanofi-Synthelabo specializes in cardiovascular, central nervous system, oncology and internal medicine formulations. The drug maker has a bevy of new drugs in its pipeline and its sights set on the United States' drug market.

WHAT WERE MARKETS LIKE AS THE FISCAL YEAR CLOSED?
Both domestically and overseas, the situation was mixed. There was widespread concern about a slowing U.S. economy and corporate earnings. Many believe that disappointing earnings may continue for the next six to eight months, as capital expenditures and consumer spending may decline. A lagging U.S.
economy could spell potential trouble for many overseas markets.
    Even in this uncertain environment, there are reasons for optimism. Inflation remains low, and many analysts believe that the Fed could cut rates over the next several months. Historically, declining interest rates bode well for stocks. Additionally, the new U.S. presidential administration is pushing for a tax cut, which may stimulate the economy and boost markets. And the economy is still growing, albeit at a slower, more reasonable pace.
    While European stock markets could still be volatile in the near term, the region's outlook is positive. Spending on technology and communications continues to increase, and many expect Europe's Internet penetration to surpass that of the United States in the near future. Government policies are also changing, with tax, pension and welfare reforms becoming more prevalent. Cross-country consolidation is becoming more common as mergers and acquisitions continue. And if the euro can sustain its upward trend and the U.S. economy slows, Europe might grow faster than the United States in the year ahead.

PORTFOLIO COMPOSITION

[ART WORK]

As of 12/31/00, based on total net assets

=================================================================================================================
TOP 10 EQUITY HOLDINGS                                         TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------
   1. UnitedHealth Group Inc.                      3.51%          1. Health Care (Drugs-Generic & Other)  8.37%
   2. Dynegy Inc.-Class A                          3.05           2. Oil & Gas (Drilling & Equipment)     7.64
   3. Novartis A.G. (Switzerland)                  2.74           3. Banks (Major Regional)               4.15
   4. EMC Corp.                                    2.02           4. Insurance Brokers                    4.06
   5. Pfizer Inc.                                  1.82           5. Computers (Software & Services)      3.91
   6. Anderson Exploration Ltd. (Canada)           1.61           6. Natural Gas                          3.90
   7. Aventis SA (France)                          1.61           7. Health Care (Managed Care)           3.51
   8. Calpine Corp.                                1.53           8. Health Care (Diversified)            3.39
   9. Sanofi-Synthelabo SA (France)                1.49           9. Computers (Peripherals)              3.17
  10. Furukawa Electric Co., Ltd. (The) (Japan)    1.44          10. Manufacturing (Diversified)          3.11

TOP 10 COUNTRIES
   1. UNITED STATES                                51.32%
   2. FRANCE                                       8.78%
   3. NETHERLANDS                                  6.20%
   4. GERMANY                                      6.14%
   5. SWITZERLAND                                  4.97%
   6. UNITED KINGDOM                               4.69%
   7. ITALY                                        3.65%
   8. CANADA                                       2.95%
   9. DENMARK                                      2.48%
  10. NORWAY                                       1.56%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================

                            ------------------------
                             EVEN IN THIS UNCERTAIN
                             ENVIRONMENT, THERE ARE
                             REASONS FOR OPTIMISM.
                            ------------------------

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL TRENDS FUND VS. BENCHMARK INDEXES (LINE CHART)

9/15/97-12/31/00

in thousands

=====================================================================================
                  AIM                  AIM
                  GLOBAL TRENDS FUND   GLOBAL TRENDS FUND   MSCI WORLD    MSCI AC
                  CLASS A SHARES       CLASS B SHARES       INDEX         WORLD INDEX
-------------------------------------------------------------------------------------
9/15/97           $9,525               $10,000              $10,000       $10,000
9/30/97            9,725                10,201               10,000        10,000
10/31/97           9,317                 9,773                9,472         9,386
11/30/97           9,175                 9,624                9,638         9,526
12/31/97           9,269                 9,716                9,753         9,647
1/31/98            9,034                 9,470               10,024         9,858
2/28/98            9,775                10,239               10,700        10,539
3/31/98           10,298                10,778               11,151        10,984
4/30/98           10,403                10,888               11,258        11,081
5/31/98           10,150                10,622               11,115        10,864
6/30/98           10,333                10,797               11,377        11,054
7/31/98           10,106                10,568               11,357        11,058
8/31/98            8,380                 8,756                9,840         9,507
9/30/98            8,485                 8,866               10,013         9,697
10/31/98           8,860                 9,241               10,916        10,583
11/30/98           9,418                 9,827               11,563        11,224
12/31/98          10,139                10,575               12,126        11,742
1/31/99           10,483                10,927               12,391        11,980
2/28/99           10,129                10,556               12,060        11,687
3/31/99           10,660                11,103               12,560        12,218
4/30/99           11,279                11,743               13,054        12,754
5/31/99           10,854                11,298               12,575        12,312
6/30/99           11,544                12,012               13,160        12,940
7/31/99           11,429                11,891               13,119        12,877
8/31/99           11,349                11,808               13,094        12,877
9/30/99           11,473                11,929               12,965        12,730
10/31/99          12,224                12,708               13,637        13,377
11/30/99          13,339                13,856               14,019        13,791
12/31/99          15,401                15,988               15,152        14,947
1/31/00           14,620                15,179               14,282        14,168
2/29/00           15,645                16,223               14,319        14,218
3/31/00           15,675                16,263               15,307        15,145
4/30/00           14,758                15,291               14,658        14,456
5/31/00           14,123                14,636               14,286        14,089
6/30/00           14,690                15,210               14,764        14,563
7/31/00           14,427                14,933               14,346        14,137
8/31/00           15,627                16,171               14,811        14,572
9/30/00           14,983                15,495               14,022        13,766
10/31/00          13,802                14,267               13,785        13,491
11/30/00          13,167                13,602               12,947        12,656
12/31/00         $14,187               $14,659              $13,154       $12,866

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A and Class B shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these benchmarks over the period 9/15/97-12/31/00. (Please note that the index results are for the period 9/30/97-12/31/00.)
    It is important to understand the differences between your fund and an index. Your fund's total return includes sales charges, expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI World Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Since the last reporting period, AIM Global Trends Fund has elected to use the MSCI World Index as its benchmark instead of the MSCI AC World Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the MSCI AC World Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new indexes.


AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (9/15/97)                   11.20%
  1 year                               -12.29*
  *-7.90% excluding sales charges

CLASS B SHARES
  Inception (9/15/97)                   11.61%
  1 year                               -12.50*
  *-8.30% excluding CDSC

CLASS C SHARES
  Inception (1/2/98)                    14.77%
  1 year                                -9.21
  *-8.37% excluding CDSC
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

                             AIM GLOBAL TRENDS FUND

                       ANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our
    Web site--www.aimfunds.com. More detail is available to you at that site.


  A I M Capital Management, Inc. * A I M Distributors, Inc.* The AIM Family of
            Funds--Registered Trademark-- * AMVESCAP National Trust Company


                             AIM GLOBAL TRENDS FUND

SCHEDULE OF INVESTMENTS
December 31, 2000

                                                    MARKET
                                        SHARES       VALUE
DOMESTIC COMMON STOCKS-51.32%

AEROSPACE/DEFENSE-1.16%

Boeing Co. (The)                          7,900   $   521,400
=============================================================

BANKS (MAJOR REGIONAL)-1.15%

Northern Trust Corp.                      6,300       513,844
=============================================================

BEVERAGES (NON-ALCOHOLIC)-2.45%

Pepsi Bottling Group, Inc., (The)        12,600       503,212
-------------------------------------------------------------
PepsiCo, Inc.                            12,000       594,750
=============================================================
                                                    1,097,962
=============================================================

BIOTECHNOLOGY-0.43%

Albany Molecular Research, Inc.(a)        3,100       191,037
=============================================================

COMMUNICATIONS EQUIPMENT-1.41%

Corning Inc.                              7,000       369,687
-------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)      3,400       261,800
=============================================================
                                                      631,487
=============================================================

COMPUTERS (PERIPHERALS)-3.17%

Brocade Communications Systems,
  Inc.(a)                                 5,600       514,150
-------------------------------------------------------------
EMC Corp(a)                              13,600       904,400
=============================================================
                                                    1,418,550
=============================================================

COMPUTERS (SOFTWARE & SERVICES)-3.91%

Adobe Systems Inc.                        5,300       308,394
-------------------------------------------------------------
Ariba, Inc.(a)                            3,900       209,625
-------------------------------------------------------------
BEA Systems, Inc.(a)                      5,900       397,144
-------------------------------------------------------------
i2 Technologies, Inc.(a)                  7,700       418,687
-------------------------------------------------------------
VERITAS Software Corp.(a)                 4,800       420,000
=============================================================
                                                    1,753,850
=============================================================

ELECTRONICS (SEMICONDUCTORS)-0.82%

Analog Devices, Inc.(a)                   7,200       368,550
=============================================================

FINANCIAL (DIVERSIFIED)-1.20%

Citigroup Inc.                           10,533       537,841
=============================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.64%

International Game Technology(a)          6,000       288,000
=============================================================

HEALTH CARE (DIVERSIFIED)-0.65%

IVAX Corp.(a)                             7,600       291,080
=============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.35%

Andrx Group(a)                            4,700       272,012
-------------------------------------------------------------
Forest Laboratories, Inc.(a)              2,500       332,187
=============================================================
                                                      604,199
=============================================================

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-1.82%

Pfizer Inc.                              17,700       814,200
=============================================================

                                                    MARKET
                                        SHARES       VALUE

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.31%

HCA-Healthcare Co. (The)                  8,300   $   365,283
-------------------------------------------------------------
Tenet Healthcare Corp.(a)                 5,000       222,187
=============================================================
                                                      587,470
=============================================================

HEALTH CARE (MANAGED CARE)-3.51%

UnitedHealth Group Inc.                  25,600     1,571,200
=============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-2.41%

Alza Corp.(a)                             7,800       331,500
-------------------------------------------------------------
Laboratory Corp. of America
  Holdings(a)                             2,400       422,400
-------------------------------------------------------------
Quest Diagnostics Inc.(a)                 2,300       326,600
=============================================================
                                                    1,080,500
=============================================================

INVESTMENT BANKING/BROKERAGE-1.79%

Lehman Brothers Holdings Inc.             5,200       351,650
-------------------------------------------------------------
Merrill Lynch & Co., Inc.                 6,600       450,038
=============================================================
                                                      801,688
=============================================================

MANUFACTURING (DIVERSIFIED)-0.91%

Honeywell International Inc.              8,600       406,888
=============================================================

NATURAL GAS-3.90%

Dynegy Inc.-Class A                      24,400     1,367,925
-------------------------------------------------------------
El Paso Energy Corp.                      5,300       379,613
=============================================================
                                                    1,747,538
=============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-7.64%

BJ Services Co.(a)                        9,200       633,650
-------------------------------------------------------------
ENSCO International Inc.                 18,900       643,781
-------------------------------------------------------------
Global Marine, Inc.(a)                   12,600       357,525
-------------------------------------------------------------
Marine Drilling Cos., Inc.(a)            19,600       524,300
-------------------------------------------------------------
Nabors Industries, Inc.(a)                8,100       479,115
-------------------------------------------------------------
Patterson Energy, Inc.(a)                 9,300       346,425
-------------------------------------------------------------
Schlumberger Ltd.                         1,400       111,913
-------------------------------------------------------------
Smith International, Inc.(a)              4,400       328,075
=============================================================
                                                    3,424,784
=============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.32%

Anadarko Petroleum Corp.                  8,326       591,812
=============================================================

OIL & GAS (REFINING &
  MARKETING)-0.66%

Valero Energy Corp.                       8,000       297,500
=============================================================

POWER PRODUCERS (INDEPENDENT)-1.53%

Calpine Corp.(a)                         15,200       684,950
=============================================================

RESTAURANTS-0.74%

Brinker International, Inc.(a)            7,900       333,775
=============================================================

RETAIL (DRUG STORES)-1.06%

Walgreen Co.                             11,400       476,663
=============================================================

                                                    MARKET
                                        SHARES       VALUE

RETAIL (SPECIALTY-APPAREL)-0.49%

Talbots, Inc. (The)                       4,800   $   219,000
=============================================================

SAVINGS & LOAN COMPANIES-2.61%

Downey Financial Corp.                    5,000       275,000
-------------------------------------------------------------
Golden West Financial Corp.               6,200       418,500
-------------------------------------------------------------
Washington Mutual, Inc.                   9,000       477,563
=============================================================
                                                    1,171,063
=============================================================

SERVICES (DATA PROCESSING)-1.28%

DST Systems, Inc.(a)                      5,400       361,800
-------------------------------------------------------------
Learning Tree International, Inc.(a)      4,300       212,850
=============================================================
                                                      574,650
=============================================================
    Total Domestic Common Stocks
      (Cost $19,511,483)                           23,001,481
=============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-47.27%

AUSTRALIA-1.16%

Australia & New Zealand Banking Group
  Ltd. (Banks-Major Regional)            64,900       519,220
=============================================================

CANADA-2.95%

Anderson Exploration Ltd.
  (Oil-Domestic Integrated)(a)           31,800       721,812
-------------------------------------------------------------
Bombardier Inc.-Class B
  (Aerospace/Defense)                    33,400       515,439
-------------------------------------------------------------
Dynetek Industries Ltd.
  (Manufacturing-Diversified)
  (Acquired 09/08/00; Cost
  $164,473)(a)(b)                        32,400        84,234
=============================================================
                                                    1,321,485
=============================================================

DENMARK-2.48%

Danske Bank A.S. (Banks-Major
  Regional)                              21,000       378,100
-------------------------------------------------------------
Novo Nordisk A.S.-Class B (Health
  Care-Drugs-Generic & Other)             2,600       466,487
-------------------------------------------------------------
Novozymes A.S.-Class B
  (Biotechnology)(a)                      2,600        52,050
-------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)             4,000       216,560
=============================================================
                                                    1,113,197
=============================================================

FRANCE-8.78%

Altran Technologies S.A.
  (Services-Commercial & Consumer)        1,000       226,311
-------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)                  6,600       458,632
-------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)              8,200       719,970
-------------------------------------------------------------
Bouygues Offshore S.A. (Engineering &
  Construction)                           5,744       261,604
-------------------------------------------------------------
Hermes International
  (Manufacturing-Diversified)             1,600       226,724
-------------------------------------------------------------
Remy Cointreau S.A.
  (Beverages-Alcoholic)                   7,400       312,704
-------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)            10,000       666,725
-------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio &
  Cable)                                  7,000       377,968
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
FRANCE-(CONTINUED)

TotalFinaElf S.A. (Oil-International
  Integrated)                             3,300   $   490,860
-------------------------------------------------------------
Zodiac SA (Manufacturing-Diversified)       700       193,256
=============================================================
                                                    3,934,754
=============================================================

GERMANY-6.14%

Altana A.G. (Health
  Care-Drugs-Generic & Other)             4,000       631,418
-------------------------------------------------------------
Bayerisch Motoren Werke A.G.
  (Automobiles)(a)                        7,800       254,896
-------------------------------------------------------------
Beiersdorf A.G. (Personal Care)(a)        2,600       269,789
-------------------------------------------------------------
Ergo Versicherungs Gruppe A.G.
  (Insurance Brokers)                     2,300       384,447
-------------------------------------------------------------
Hugo Boss A.G.-Pfd.
  (Manufacturing-Specialized)               850       227,485
-------------------------------------------------------------
Muenchener
  Rueckversicherungs-Gesellschaft
  A.G. (Insurance Brokers)(a)             1,400       499,575
-------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)             3,700       483,822
=============================================================
                                                    2,751,432
=============================================================

IRELAND-1.16%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)         11,100       519,619
=============================================================

ISRAEL-0.96%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health Care-Drugs-Generic
  & Other)                                5,900       432,175
=============================================================

ITALY-3.65%

Bulgari S.p.A. (Consumer-Jewelry,
  Novelties & Gifts)(a)                  23,600       290,317
-------------------------------------------------------------
Credito Italiano S.p.A. (Banks-Major
  Regional)(a)                           86,100       450,347
-------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining &
  Marketing)(a)                          85,000       542,771
-------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A
  (Insurance Brokers)                    22,600       352,506
=============================================================
                                                    1,635,941
=============================================================

JAPAN-1.44%

Furukawa Electric Co., Ltd. (The)
  (Metal Fabricators)                    37,000       645,575
=============================================================

NETHERLANDS-6.20%

Elsevier N.V. (Specialty Printing)(a)    23,200       341,168
-------------------------------------------------------------
Heineken N.V. (Beverages-Alcoholic)       8,200       496,278
-------------------------------------------------------------
ING Groep N.V. (Insurance Brokers)        7,300       583,229
-------------------------------------------------------------
Koninklijke Ahold N.V. (Retail-Food
  Chains)(a)                             15,400       496,893
-------------------------------------------------------------
Koninklijke Numico N.V. (Foods)           6,500       327,165
-------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)          8,700       533,157
=============================================================
                                                    2,777,890
=============================================================

NORWAY-1.56%

Norsk Hydro A.S.A.
  (Chemicals-Diversified)(a)             11,200       473,259
-------------------------------------------------------------
Tomra Systems A.S.A.
  (Manufacturing-Specialized)            11,600       224,712
=============================================================
                                                      697,971
=============================================================

                                                    MARKET
                                        SHARES       VALUE

SPAIN-0.48%

Grupo Dragados, S.A.
  (Construction-Cement & Aggregates)     19,700   $   214,592
=============================================================

SWEDEN-0.65%

Swedish Match A.B. (Tobacco)             75,000       292,652
=============================================================

SWITZERLAND-4.97%

Nestle S.A. (Foods)(a)                      240       559,827
-------------------------------------------------------------
Novartis A.G. (Health
  Care-Diversified)                         695     1,228,741
-------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)               446       429,349
-------------------------------------------------------------
Syngenta A.G.
  (Chemicals-Specialty)(a)                  173         9,288
=============================================================
                                                    2,227,205
=============================================================

UNITED KINGDOM-4.69%

Aggreko PLC (Services-Facilities &
  Environmental)                         43,300       267,403
-------------------------------------------------------------
Allied Domecq PLC
  (Beverages-Alcoholic)                  36,600       241,898
-------------------------------------------------------------
Bunzl PLC (Paper & Forest Products)      45,000       275,883
-------------------------------------------------------------
Centrica PLC (Oil & Gas-Exploration &
  Production)                           125,200   $   485,346
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
UNITED KINGDOM-(CONTINUED)

Spirent PLC (Communications
  Equipment)                             36,100       329,281
-------------------------------------------------------------
Tesco PLC (Retail-Food Chains)          122,900       501,239
=============================================================
                                                    2,101,050
=============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $18,457,266)                                 21,184,758
=============================================================

MONEY MARKET FUNDS-2.73%

STIC Liquid Assets Portfolio(c)         611,210       611,210
-------------------------------------------------------------
STIC Prime Portfolio(c)                 611,210       611,210
=============================================================
    Total Money Market Funds (Cost
      $1,222,420)                                   1,222,420
=============================================================
TOTAL INVESTMENTS-101.32% (Cost
  $39,191,169)                                     45,408,659
=============================================================
LIABILITIES LESS OTHER ASSETS-(1.32)%                (590,075)
=============================================================
NET ASSETS-100.00%                                $44,818,584
_____________________________________________________________
=============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 12/31/00 represented 0.19% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost $39,191,169)  $45,408,659
------------------------------------------------------------
Foreign currencies, at value (cost $131)               6,294
------------------------------------------------------------
Receivables for:
  Investments sold                                   547,375
------------------------------------------------------------
  Fund shares sold                                    60,150
------------------------------------------------------------
  Dividends                                           41,659
------------------------------------------------------------
Other assets                                          10,596
============================================================
    Total assets                                  46,074,733
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              935,398
------------------------------------------------------------
  Fund shares reacquired                             140,912
------------------------------------------------------------
Accrued advisory fees                                 27,726
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                             91,958
------------------------------------------------------------
Accrued transfer agent fees                           12,314
------------------------------------------------------------
Accrued operating expenses                            43,606
============================================================
    Total liabilities                              1,256,149
============================================================
Net assets applicable to shares outstanding      $44,818,584
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $20,750,956
____________________________________________________________
============================================================
Class B                                          $22,278,511
____________________________________________________________
============================================================
Class C                                          $ 1,789,117
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,556,298
____________________________________________________________
============================================================
Class B                                            1,698,209
____________________________________________________________
============================================================
Class C                                              136,437
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     13.33
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.33 divided by
      95.25%)                                    $     13.99
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     13.12
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     13.11
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $23,362)                                       $   262,703
------------------------------------------------------------
Dividends from affiliated money market funds          88,909
------------------------------------------------------------
Interest                                               4,356
============================================================
    Total investment income                          355,968
============================================================

EXPENSES:

Advisory fees                                        476,994
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        41,879
------------------------------------------------------------
Distribution fees -- Class A                         106,433
------------------------------------------------------------
Distribution fees -- Class B                         263,363
------------------------------------------------------------
Distribution fees -- Class C                          11,910
------------------------------------------------------------
Professional service fees                             55,117
------------------------------------------------------------
Transfer agent fees                                  104,890
------------------------------------------------------------
Trustees' fees                                        10,182
------------------------------------------------------------
Other                                                 62,015
============================================================
    Total expenses                                 1,182,783
============================================================
Less: Fees waived                                    (66,219)
------------------------------------------------------------
    Expenses paid indirectly                          (1,018)
============================================================
    Net expenses                                   1,115,546
============================================================
Net investment income (loss)                        (759,578)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                              235,846
------------------------------------------------------------
  Foreign currencies                                (186,435)
============================================================
                                                      49,411
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (3,480,394)
------------------------------------------------------------
  Foreign currencies                                  (5,172)
============================================================
                                                  (3,485,566)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (3,436,155)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(4,195,733)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                 2000           1999
                                                              -----------    -----------
OPERATIONS:

  Net investment income (loss)                                $  (759,578)   $  (323,556)
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                     49,411      9,996,732
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (3,485,566)     8,406,245
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (4,195,733)    18,079,421
========================================================================================
Distributions to shareholders from net investment income:
  Advisor Class*                                                       --         (2,325)
----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (1,628,810)    (1,767,423)
----------------------------------------------------------------------------------------
  Class B                                                      (1,840,396)    (2,505,025)
----------------------------------------------------------------------------------------
  Class C                                                        (129,369)       (39,159)
----------------------------------------------------------------------------------------
  Advisor Class*                                                       --        (82,148)
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       3,252,026     (2,708,897)
----------------------------------------------------------------------------------------
  Class B                                                      (2,668,253)    (4,238,502)
----------------------------------------------------------------------------------------
  Class C                                                       1,530,731        143,802
----------------------------------------------------------------------------------------
  Advisor Class*                                                 (703,288)      (125,191)
========================================================================================
    Net increase (decrease) in net assets                      (6,383,092)     6,754,553
========================================================================================

NET ASSETS:

  Beginning of year                                            51,201,676     44,447,123
========================================================================================
  End of year                                                 $44,818,584    $51,201,676
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $38,511,197    $37,900,018
----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                         88,258      3,596,963
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          6,219,129      9,704,695
========================================================================================
                                                              $44,818,584    $51,201,676
________________________________________________________________________________________
========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Trends Fund (the "Fund") is a separate series of AIM Series Trust (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000, the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income (loss) was increased by $759,578, undistributed net realized gains increased by $40,459 and paid in capital decreased by $800,037 as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into

   U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. During the year ended December 31, 2000, AIM waived fees of $66,219.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 2000, AFS was paid $67,304 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $106,433, $263,363 and $11,910, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,562 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $427 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $774 and reductions in custodian fees of $244 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,018.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $121,157,020 and $121,955,381, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 7,398,161
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,189,497)
=========================================================
Net unrealized appreciation of investment
  securities                                  $ 6,208,664
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $39,199,995.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                       2000                       1999
                                                              -----------------------    -----------------------
                                                               SHARES       AMOUNT        SHARES       AMOUNT
                                                              --------    -----------    --------    -----------
Sold:
  Class A                                                      401,071    $ 6,300,770     200,188    $ 2,730,032
----------------------------------------------------------------------------------------------------------------
  Class B                                                      255,608      3,844,813     181,716      2,419,036
----------------------------------------------------------------------------------------------------------------
  Class C                                                      106,895      1,598,239      14,063        186,601
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                   864         13,351      17,792        225,871
================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      121,642      1,549,644     118,185      1,690,082
----------------------------------------------------------------------------------------------------------------
  Class B                                                      133,455      1,673,704     160,713      2,277,307
----------------------------------------------------------------------------------------------------------------
  Class C                                                       10,019        125,635       2,695         38,132
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --             --       5,723         81,816
================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                       61,297        680,172          --             --
----------------------------------------------------------------------------------------------------------------
  Advisor Class                                                (61,105)      (680,172)         --             --
================================================================================================================
Reacquired:
  Class A                                                     (333,179)    (5,278,560)   (568,367)    (7,129,011)
----------------------------------------------------------------------------------------------------------------
  Class B                                                     (554,682)    (8,186,770)   (719,011)    (8,934,845)
----------------------------------------------------------------------------------------------------------------
  Class C                                                      (12,464)      (193,143)     (6,636)       (80,931)
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                (2,291)       (36,467)    (32,673)      (432,878)
================================================================================================================
                                                               127,130    $ 1,411,216    (625,612)   $(6,928,788)
________________________________________________________________________________________________________________
================================================================================================================

* Advisor Class share activity for the period January 1, 2000 through February 11, 2000.
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 7-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A(a)
                                                              ---------------------------------------------------
                                                                                               SEPTEMBER 15, 1997
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $15.78     $11.46     $10.63          $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.19)     (0.06)     (0.02)           (0.01)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.11)      5.86       1.01            (0.31)
=================================================================================================================
    Total from investment operations                           (1.30)      5.80       0.99            (0.32)
=================================================================================================================
Less distributions:
  Dividends from net investment income                            --         --      (0.02)              --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (1.15)     (1.48)     (0.14)              --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                              --         --         --            (0.48)
=================================================================================================================
    Total distributions                                        (1.15)     (1.48)     (0.16)           (0.48)
=================================================================================================================
Net asset value, end of period                                $13.33     $15.78     $11.46          $ 10.63
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                (7.90)%    51.93%      9.37%           (2.68)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,751    $20,595    $17,822         $15,145
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.00%(d)   1.03%      0.50%            0.50%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.14%(d)   1.16%      0.50%            0.50%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets    (1.27)%(d)  (0.50)%   (0.21)%          (0.35)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                          260%       147%        28%               1%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $21,286,571.
(e)  Annualized.

                                                                                  CLASS B(a)
                                                              ---------------------------------------------------
                                                                                               SEPTEMBER 15, 1997
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $15.62     $11.41     $10.62          $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.26)     (0.13)     (0.07)           (0.02)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.09)      5.82       1.00            (0.32)
=================================================================================================================
    Total from investment operations                           (1.35)      5.69       0.93            (0.34)
=================================================================================================================
Less distributions:
  Distributions from net realized gains                        (1.15)     (1.48)     (0.14)              --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                              --         --         --            (0.47)
=================================================================================================================
    Total distributions                                        (1.15)     (1.48)     (0.14)           (0.47)
=================================================================================================================
Net asset value, end of period                                $13.12     $15.62     $11.41          $ 10.62
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                (8.30)%    51.18%      8.83%           (2.83)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,279    $29,118    $25,555         $19,184
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.50%(d)   1.53%      1.00%            1.00%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.64%(d)   1.66%      1.00%            1.00%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets    (1.77)%(d)  (1.00)%   (0.71)%          (0.85)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                          260%       147%        28%               1%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $26,336,340.
(e)  Annualized.

                                                                           CLASS C(a)
                                                              -------------------------------------
                                                                                    JANUARY 2, 1998
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              ------------------     DECEMBER 31,
                                                              2000(b)    1999(b)        1998(b)
                                                              -------    -------    ---------------
Net asset value, beginning of period                          $15.62     $11.40         $10.62
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.26)     (0.13)         (0.08)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.10)      5.83           1.00
===================================================================================================
    Total from investment operations                           (1.36)      5.70           0.92
===================================================================================================
Less distributions from net realized gains                     (1.15)     (1.48)         (0.14)
===================================================================================================
Net asset value, end of period                                $13.11     $15.62         $11.40
___________________________________________________________________________________________________
===================================================================================================
Total return(c)                                                (8.37)%    51.33%          8.94%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,789     $  500         $  249
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.50%(d)   1.53%          1.00%(e)
---------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.64%(d)   1.66%          1.00%(e)
===================================================================================================
Ratio of net investment income (loss) to average net assets    (1.77)%(d)  (1.00)%       (0.71)%(e)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                          260%       147%            28%
___________________________________________________________________________________________________
===================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,190,966.
(e)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Series Trust and Shareholders of AIM Global Trends Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Trends Fund (hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

BOARD OF TRUSTEES                                 OFFICERS                          OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                  11 Greenway Plaza
Chairman, President and Chief Executive           Chairman and President            Suite 100
Officer, A I M Management Group Inc.                                                Houston, TX 77046
                                                  Dana R. Sutton
C. Derek Anderson                                 Vice President and Treasurer      INVESTMENT MANAGER
Senior Managing Partner, Plantagenet Capital
Management, LLC (an investment partnership);      Melville B. Cox                   A I M Advisors, Inc.
Chief Executive Officer, Plantagenet Holdings,    Vice President                    11 Greenway Plaza
Ltd. (an investment banking firm)                                                   Suite 100
                                                  Gary T. Crum                      Houston, TX 77046
Frank S. Bayley                                   Vice President
Partner, law firm of Baker & McKenzie                                               TRANSFER AGENT
                                                  Carol F. Relihan
Ruth H. Quigley                                   Vice President and Secretary      A I M Fund Services, Inc.
Private Investor                                                                    P.O. Box 4739
                                                  Mary J. Benson                    Houston, TX 77210-4739
                                                  Assistant Vice President and
                                                  Assistant Treasurer               CUSTODIAN

                                                  Sheri Morris                      State Street Bank and Trust Company
                                                  Assistant Vice President and      225 Franklin Street
                                                  Assistant Treasurer               Boston, MA 02110

                                                  Nancy L. Martin                   COUNSEL TO THE FUND
                                                  Assistant Secretary
                                                                                    Kirkpatrick & Lockhart LLP
                                                  Ofelia M. Mayo                    1800 Massachusetts Avenue, N.W.
                                                  Assistant Secretary               Washington, D.C. 20036-1800

                                                  Kathleen J. Pflueger              COUNSEL TO THE TRUSTEES
                                                  Assistant Secretary
                                                                                    Paul, Hastings, Janofsky & Walker LLP
                                                  Timothy D. Yang                   Twenty Third Floor
                                                  Assistant Secretary               555 South Flower Street
                                                                                    Los Angeles, CA 90071

                                                                                    DISTRIBUTOR

                                                                                    A I M Distributors, Inc.
                                                                                    11 Greenway Plaza
                                                                                    Suite 100
                                                                                    Houston, TX 77046

                                                                                    AUDITORS

                                                                                    PricewaterhouseCoopers LLP
                                                                                    160 Federal Street
                                                                                    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 0.95% is eligible for the dividends received deduction for corporations.

               THE AIM FAMILY OF FUNDS--Registered Trademark--

                         EQUITY FUNDS
DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                 leadership in the mutual fund industry since 1976
     MORE AGGRESSIVE                          MORE AGGRESSIVE                    and managed approximately $170 billion in assets
                                                                                 for nine million shareholders, including
AIM Small Cap Opportunities(1)      AIM Latin American Growth                    individual investors, corporate clients and
AIM Mid Cap Opportunities(2)        AIM Developing Markets                       financial institutions, as of December 31, 2000.
AIM Large Cap Opportunities(3)      AIM European Small Company                       The AIM Family of Funds--Registered
AIM Emerging Growth                 AIM Asian Growth                             Trademark-- is distributed nationwide, and AIM
AIM Small Cap Growth(4)             AIM Japan Growth                             today is the eighth-largest mutual fund complex
AIM Aggressive Growth               AIM International Emerging Growth            in the United States in assets under management,
AIM Mid Cap Growth                  AIM European Development                     according to Strategic Insight, an independent
AIM Small Cap Equity                AIM Euroland Growth                          mutual fund monitor.
AIM Capital Development             AIM Global Aggressive Growth                     AIM is a subsidiary of AMVESCAP PLC, one of
AIM Constellation                   AIM International Equity                     the world's largest independent financial services
AIM Dent Demographic Trends         AIM Advisor International Value              companies with $402 billion in assets under
AIM Select Growth                   AIM Worldwide Spectrum                       management as of December 31, 2000.
AIM Large Cap Growth                AIM Global Trends
AIM Weingarten                      AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                  MORE CONSERVATIVE
AIM Charter
AIM Value                           SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                               MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                        AIM New Technology
AIM Advisor Flex                    AIM Global Telecommunications and Technology
                                    AIM Global Infrastructure
     MORE CONSERVATIVE              AIM Global Resources
                                    AIM Global Financial Services
                                    AIM Global Health Care
                                    AIM Global Consumer Products and Services
                                    AIM Advisor Real Estate
                                    AIM Global Utilities

                       FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS          TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM Strategic Income                AIM High Income Municipal
AIM High Yield II                   AIM Tax-Exempt Bond of Connecticut
AIM High Yield                      AIM Municipal Bond
AIM Income                          AIM Tax-Free Intermediate
AIM Global Income                   AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
(4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.


FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                GTR-AR-1